EXHIBIT 99
                                                              ----------



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                                   NISOURCE

                                September, 2002




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                              PREMIER COMPETITOR
======================================================================


  *  Strategic Location
     -  30% Population/40% of U.S.
        Energy Consumption

  *  Third Largest Gas Distribution Company
     in the U.S.
     -  3.2 million Customers - 9 States

  *  Fourth Largest Gas Pipeline
     Company in the U.S.
     -  Over 16,000 miles Interstate         [MAP OF EASTERN UNITED STATES
        Pipelines                              DEPICTING ENERGY CORRIDOR]

  *  One of the Largest Gas Storage
     Networks in the U.S.
     -  Over 670 Bcf (Market Area)

  *  Substantial Electric Business
     -  Over 433 Thousand Customers
     -  2,890 MW Generating Capacity

  *  Environmental Leaders - Included in
     Dow Jones Sustainability Index

  *  95% EBIT From Regulated Operations


                                                       [NiSource logo]



=======================================================================
                        A DIVERSIFIED BUSINESS PROFILE
=======================================================================

                           [Graphs depicting EBIT]

         NiSource Pre-Merger                NiSource Post-Merger
      1999 EBIT Contribution(1)          2002E EBIT Contribution(1)
    -----------------------------      ------------------------------

    Electric Operations     70%        E&P                      5%
    Gas Distribution        25%        Electric Operations     25%
    Merchant/Other           5%        Gas Distribution        36%
                                       Gas Transmission        33%
                                       Merchant/Other          <1%

   (1)  Excludes corporate overhead.

                                                  [NiSource logo]








=======================================================================
                      CAPITAL FOR FUTURE GROWTH
=======================================================================


                      2002E Capital Expenditures
                      --------------------------
                             $650 Million
                             ------------



              [Graph depicting                  $274 MM Growth Capex
            Capital Expenditures]               --------------------

       E&P                      14%             * 32% Gas Distribution
       Electric Operations      31%             * 24% Gas Transmission
       Gas Transmission         21%             * 33% E&P
       Gas Distribution         28%             *  7% Electric
       Merchant/Other            6%             *  4% Other





                                                       [NiSource logo]








                       =======================================================================
                                               THE NISOURCE PORTFOLIO
                       =======================================================================



              GAS                            ELECTRIC                   MERCHANT                        OTHER
  -----------------------------      -------------------------    ---------------------     ------------------------------
       GAS DISTRIBUTION               ELECTRIC DISTRIBUTION          *          *            OTHER OPERATIONS
  * 3.2 million Customers in         * 433,000 Customers in             *    *               * NiSource Energy Technologies
    Nine States                        Northern Indiana                   *      (1)           (Distributed Generation)
  * 54,000 Miles of Distribution                                        *    *               * Fiber Optic Network
    Pipeline                                                         *          *
  * Customer Choice in Most
    States

  TRANSMISSION & STORAGE                   GENERATION             WHOLESALE POWER SALES
  * Over 16,000 Miles of Pipeline    * Operates 2,890 MW of
    in 19 Jurisdictions                Generation Capacity
  * One of the Largest Gas Storage     - 2,694 MW of Coal-Fired
    Networks (Over 670 Bcf)            - 186 MW of Gas-Fired
                                       - 10 MW of Hydroelectric

  EXPLORATION & PRODUCTION                                        PRIMARY ENERGY
  * Based in Appalachia and                                       * Nearly 1,000 Megawatts
    Canada                                                          of Cogeneration Capacity
  * Proved Gas Reserves of over
    1.1Tcf
  * Interest in 8,000 Wells
  * Over 6,000 Miles of
    Gathering Facilities

                                                                        [NiSource logo]



(1)   The following language is depicted in the presentation as deleted:

      GAS & POWER TRADING
      *  Sold Portfolio of
         Gas Marketing Contracts


======================================================================
                    FOCUSING ON CORE BUSINESSES
======================================================================


  *  Solid Core Businesses/Strong Asset Base
     -  Gas/Electric Distribution
     -  Pipeline/Storage
     -  Exploration/Production

  *  Strategically Located
     -  Third Largest Gas Distribution Company in U.S.
     -  Pipeline and Electric Crossroads of Midwest
     -  Multi-Market Gas Storage/Marketing

  *  Clean Electric Capacity

  *  Substantial Cash Flow
     -  Over $1 Billion in 2002



                                                       [NiSource logo]





======================================================================
                           CORPORATE FOCUS
                         Objectives for 2002
======================================================================


  *  Strengthen Balance Sheet
     -  Reduce Leverage
     -  Improve Liquidity

  *  Improve Performance of Core Businesses -
     Operational Excellence
     -  Improve Customer Service
     -  Reduce Costs
     -  Increase Productivity / Efficiencies

  *  Broaden Management Span of Control
     -  Operate Closer to Customers



                                                       [NiSource logo]




======================================================================
                        MID-YEAR 2002 RESULTS
======================================================================


  *  Achieved Goal of Selling $1.4 Billion of Non-Core Assets

  *  On Track for Merger Savings of $150 Million a Year for 2002

  *  Consolidated Back Office Activities and Centralized Gas Supply

  *  Implemented Best Practices and Drove Out Costs and Redundancies

  * Reduced Staffing Levels by 400, a Total of 4,400 Employees since Close of Merger

  *  Improved Balance Sheet and Liquidity


                                                       [NiSource logo]



======================================================================
                          FIRST HALF 2002
                          FINANCIAL REVIEW
======================================================================


  *  Significant Reduction in Expenses
     -  $60.7 Million of Lower Interest Expense
        --  $1B of Short/Long-Term Debt Reductions
     -  $57.4 Million of Lower Operating Expenses
     -  $45.6 Million of Goodwill Amortization
        Eliminated (FASB)

  *  Lower Merchant Business Results
     -  Sold Portfolio of Gas Marketing Contracts
        (July 1, 2002)
     -  Expenses Associated with Cogeneration Projects

  *  Weaker Sales Related to Economy

  *  Milder Weather for Six-Months



                                                      [NiSource logo]




======================================================================
                         FIRST HALF EARNINGS
                              PER SHARE
======================================================================

        [Graph depicting NiSource first half earnings per share]


                         YEAR        EARNINGS PER SHARE
                         ----        ------------------

                         1998              $0.72
                         1999              $0.80
                         2000              $0.82
                         2001              $0.83
                         2002              $1.30


Results are not comparable due to the acquisition of Columbia Energy, Bay State Gas, TPC, and Discontinued Operations.



                                                       [NiSource logo]



======================================================================
                           DIVIDEND GROWTH
======================================================================

       [Graph depicting Dividend Growth for years 1998-2002]


                         YEAR        DIVIDEND
                         ----        --------

                         1998         $0.96
                         1999         $1.02
                         2000         $1.08
                         2001         $1.16
                         2002         $1.16
                      (Indicated)



                                                       [NiSource logo]



======================================================================
                       STOCK INVESTMENT HISTORY
======================================================================


 [Graph comparing NiSource Stock Price and the Dow Jones Utilities Average for the years 1991 - 2002 (end of July)]












                                                       [NiSource logo]





======================================================================
                          GAS BUSINESS FOCUS
======================================================================


  *  Grow Gas Business
     -  Distribution
     -  Transmission/Storage
     -  Exploration & Production





                                                       [NiSource logo]






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                             GAS INDUSTRY
                       COMPELLING FUNDAMENTALS
======================================================================

                   Growth Driven by New Natural Gas Demand

                                        *  Demand for Natural Gas to
                                           Increase to Approximately
                                           30 Tcf by 2010
     [Bar chart depicting natural gas
     demand for 1998, 2005 and 2010]    *  25% Demand Growth Through
                                           2010 (2.1% annual Growth
                                           Rate in Electricity)

                                        *  Natural Gas Becomes
                                           the Clean Burning Fuel
                                           for Electric Generation


                                        1998      2005     2010
                                        ----      ----     ----
           All other uses               13 Tcf    17 Tcf   22 Tcf

           Electricity Generation        3         4        7
                                       ---        ---     ---

           Total                        16 Tcf    21 Tcf   29 Tcf

   Source: Natural Petroleum Council

                                                       [NiSource logo]






======================================================================
                       GAS MARKET OPPORTUNITIES
======================================================================


  * Utilize the Strategic Crossroads Position in the Midwest to New England Regions
     -  Pipeline Interconnects

  *  The Gulf Coast/Midwest/Northeast Gas Markets
     -  Expand Pipeline Interconnects
     -  Establish Strong Market Presence
     -  Build Customer Base

  * Create More Value from Combined Assets in a Region with Significant Market Opportunities

  *  Grow Use Per Customer/Distributed Generation



                                                       [NiSource logo]






======================================================================
                              GAS DISTRIBUTION
======================================================================

                                       *  Located in a Growing Energy
                                          Corridor

                                       *  Diversification of Customers
                                          and State Regulation
    [Map of Columbia and NiSource Gas
           Service Territories]        *  Favorable Overall Regulatory
                                          Environment
                                          -  Customer Choice
                                          -  Incentive Opportunities

                                       *  Vertical Integration with
                                          Pipeline and E&P




                                                       [NiSource logo]





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                        GAS TRANSMISSION AND STORAGE
======================================================================


                                       *  Positioned to Fuel New Power
                                          Generation Facilities

         [Map of Storage               *  Competitive Cost Structure Versus
     Facilities and Pipelines]            Other Pipeline Systems in the
                                          Mid-Atlantic Region

                                       *  Unique Web-Like Network Benefits
                                          from Integrated Storage and Access
                                          to Supply

                                       *  Millennium Pipeline Project to
                                          Supply Gas to Northeastern and
                                          Mid-Atlantic Markets


                                                         [NiSource logo]


=======================================================================
                         EXPLORATION AND PRODUCTION
=======================================================================


                                     *  Long-lived Appalachian
                                        Reserves
                                        -  Over 1.1 Tcf Proved Reserves

                                     *  Interest in 8,000 Wells Including
 [Map of Operation Headquarters,        a Gas Gathering System
  Regional Offices, U.S. Operating
  Regions and Canadian Joint         *  Strategically Located Near
  Ventures]                             Expanding Markets

                                     *  NiSource E&P Produced 54 Bcf
                                        in 2001 (28 Bcf for the First
                                        Half 2002)



                                                [NiSource logo]





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                       STRATEGICALLY POSITIONED ASSETS
======================================================================



          [Map of Eastern United States depicting NiSource assets]






                                                       [NiSource logo]



======================================================================
                       ELECTRIC BUSINESS FOCUS
======================================================================


  *  Maximize Generation Asset Value
     -  Lower Fuel/Production Costs
     -  Increase Unit Availability

  *  Market Generation to Higher Margins
     -  Retail Customer Growth
     -  Midwest Wholesale Markets



                                                       [NiSource logo]



======================================================================
                        INTEGRATED ELECTRIC UTILITY
======================================================================


                                   *   Vertically Integrated Utility
                                       -  433,000 Regulated Electric
                                          Customers
                                       -  Operates 2,890 MW Generation
           [Map showing                   Capacity
        NIPSCO in Indiana]             -  Strong Environmental Program

                                   *   Electric Rate Investigation



                                                         [NiSource logo]



======================================================================
                        STRATEGICALLY LOCATED
                          IN MIDWEST MARKETS
======================================================================


                                    *  Competitive Portfolio of
                                       Electric Generation

   [Map showing proximity to        *  Gateway Interconnect with Five
        Michigan Market                Surrounding Control Areas
         Com Ed Hub and                -  Sell Energy Into
          Cinergy Hub]                    Midwestern Markets






                                                         [NiSource logo]

======================================================================
                     ELECTRIC MARKET OPPORTUNITIES
======================================================================


  *  Partner with Customers
     -  Installed Industrial Cogeneration
     -  Retain/Grow Business

  *  Market Wholesale Power in Midwest Region

  *  Utilize Gas Technologies for Electric
     Generation
     -  Cogeneration/Microturbines
        (Generate Electricity from Natural Gas)



                                                       [NiSource logo]






======================================================================
                      NISOURCE ENERGY TECHNOLOGIES
======================================================================





        [Picture of First Hotel/Motel Integrated Energy System -
                      Three-30 KW Gas Fired Units]





                                                       [NiSource logo]




======================================================================
                             PRIMARY ENERGY INC.
======================================================================


   *  Develop/Manage Energy Projects for Large Industrial Customers
      -  Inland Steel/National Steel/US Steel; 393 MW
      -  Whiting Clean Energy Project; 525 MW
      -  Ironside Energy; 50 MW







                                                       [NiSource logo]





======================================================================
                            BUILDING FOR TOMORROW
======================================================================

                                 VALUE CHAIN


          UPSTREAM                                       DOWNSTREAM
          --------                                       ----------

                                  Commodity               Commodity
         Commodity\------------/Distribution\------------/Conversion
         ---------              ------------              ----------

   *  Pipeline Expansion     *  Regulated Utilities    *  Cogeneration
   *  Gas Storage            *  Customer Growth        *  Customer Choice
   *  Risk Management                                  *  Products &
   *  Exploration and                                     Services
      Production                                       *  Distributed
                                                          Generation





                                                       [NiSource logo]





======================================================================
                        NISOURCE ENERGY MARKET
======================================================================


  *  Strong Assets Located in Growth
     Markets

  *  Low Business Risk Profile
     -  95% Regulated
     -  3.7 Million Distribution           [MAP OF EASTERN UNITED STATES
        Customers                            DEPICTING ENERGY CORRIDOR]

  *  Assets Positioned to Fuel New
     Gas-Fired Electric Generation
     -  Pipeline
     -  Storage
     -  Gas Reserves



                                                       [NiSource logo]




======================================================================
                      BUILDING SHAREHOLDER VALUE
======================================================================

                          * * * * * * * * * * * * * * * *
                          *      SHAREHOLDER VALUE      *
                          * * * * * * * * * * * * * * * *

              * * * * * * * * *  * * * * * * * * *  * * * * * * * * * *
              *    Maximize   *  *    Focused    *  *                 *
              *  Utilization  *  *   Strategic   *  *  Environmental  *
              *   of Assets   *  *  Investments  *  *   Stewardship   *
              * * * * * * * * *  * * * * * * * * *  * * * * * * * * * *

  * * * * * * * * * *  * * * * * * * * * *  * * * * * * * * *  *  * * * * * * * * *
  *                 *  *                 *  *    Manage        *  *               *
  *     Employee    *  *    Customer     *  *   Expenses/      *  *  Technology   *
  *  Effectiveness  *  *     Driven      *  *    Margins       *  *               *
  * * * * * * * * * *  * * * * * * * * * *  * * * * * * * * *  *  * * * * * * * * *

  * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
  *                       F I N A N C I A L  S T R E N G T H                      *
  * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *



                                                       [NiSource logo]


=======================================================================



                                [NiSource logo]





  This presentation contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are subject to various risks and uncertainties. The factors that could cause actual results to differ materially from the projections, forecasts, estimates and expectations discussed herein include, among other things, increased competition in deregulated energy markets, weather, fluctuations in supply and demand for energy commodities, successful consummation of dispositions, growth opportunities for NiSource's regulated and nonregulated businesses, dealings with third parties over whom NiSource has no control, actual operating experience of acquired assets, NiSource's ability to integrate acquired operations into its operations, the regulatory process, regulatory and legislative changes, changes in general economic, capital and commodity market conditions, and counter-party credit risk, many of which are beyond the control of NiSource. These and other risk factors are detailed from time to time in the company's SEC reports. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. The company does not undertake any obligation to publicly release any revision to these forward-looking statements to reflect events or circumstances after the date of this presentation.




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